Exhibit 99.1
For Further Information Contact
Lyndsey Burton (404) 888-2348

FOR IMMEDIATE RELEASE
ROLLINS, INC. REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

Solid Revenue Growth and Margin Improvement Drives Double-Digit Earnings Growth
ATLANTA, GEORGIA, July 24, 2024: Rollins, Inc. (NYSE:ROL) (“Rollins” or the “Company”), a premier global consumer and commercial services company, reported unaudited financial results for the second quarter of 2024.
Key Highlights

•Second quarter revenues were $892 million, an increase of 8.7% over the second quarter of 2023 with organic revenues* increasing 7.7%.
•Quarterly operating income was $182 million, an increase of 17.8% over the second quarter of 2023. Quarterly operating margin was 20.4%, an increase of 150 basis points over the second quarter of 2023. Adjusted operating income* was $187 million, an increase of 16.6% over the prior year. Adjusted operating income margin* was 20.9%, an increase of 140 basis points over the prior year.
•Adjusted EBITDA* was $210 million, an increase of 15.3% over the prior year. Adjusted EBITDA margin* was 23.6%, an increase of 140 basis points over the second quarter of 2023.
•Quarterly net income was $129 million, an increase of 17.5% over the prior year. Adjusted net income* was $132 million, an increase of 16.7% over the prior year.
•Quarterly EPS was $0.27 per diluted share, a 22.7% increase over the prior year EPS of $0.22. Adjusted EPS* was $0.27 per diluted share, an increase of 17.4% over the prior year.
•Operating cash flow was $145 million for the quarter. The Company invested $35 million in acquisitions, $9 million in capital expenditures, and paid dividends totaling $73 million.

*Amounts are non-GAAP financial measures. See the schedules below for a discussion of non-GAAP financial metrics including a reconciliation of the most directly comparable GAAP measure.
Management Commentary
"Our team delivered a strong second quarter with organic growth of 7.7 percent and an improving margin profile," said Jerry Gahlhoff, Jr., President and CEO. "Demand for our services remains strong and our pipeline for acquisitions is robust. Our results through the first six months of the year position us to deliver another year of healthy growth in 2024 and we are focused on continuous improvement to enhance profitability across our business. I would like to thank our team for their ongoing commitment to our customers,” Mr. Gahlhoff added.

"It was encouraging to see solid performance in revenue and profitability in the quarter,” said Kenneth Krause, Executive Vice President and CFO. “In addition to the growth Jerry mentioned, our team delivered strong improvement in margins, with a 140 basis point improvement in EBITDA margins and a strong incremental EBITDA margin performance. We continue to invest in our team and other resources aimed at capitalizing on a healthy market environment to drive further growth in our business,” Mr. Krause concluded.

Three and Six Months Ended Financial Highlights

	Three Months Ended June 30,				Six Months Ended June 30,
			Variance				Variance
(in thousands, except per share data)	2024	2023	$	%	2024	2023	$	%
GAAP Metrics
Revenues	$891,920	$820,750	$71,170	8.7%	$1,640,269	$1,478,765	$161,504	10.9%
Gross profit (1)	$481,635	$436,559	$45,076	10.3%	$864,426	$767,732	$96,694	12.6%
Gross profit margin (1)	54.0%	53.2%		80 bps	52.7%	51.9%		80 bps
Operating income	$182,377	$154,789	$27,588	17.8%	$314,801	$267,029	$47,772	17.9%
Operating income margin	20.4%	18.9%		150 bps	19.2%	18.1%		110 bps
Net income	$129,397	$110,143	$19,254	17.5%	$223,791	$198,377	$25,414	12.8%
EPS	$0.27	$0.22	$0.05	22.7%	$0.46	$0.40	$0.06	15.0%
Operating cash flow	$145,115	$147,413	$(2,298)	(1.6)%	$272,548	$248,186	$24,362	9.8%

Non-GAAP Metrics
Adjusted operating income (2)	$186,596	$160,050	$26,546	16.6%	$324,285	$272,290	$51,995	19.1%
Adjusted operating margin (2)	20.9%	19.5%		140 bps	19.8%	18.4%		140 bps
Adjusted net income (2)	$132,229	$113,299	$18,930	16.7%	$230,586	$198,026	$32,560	16.4%
Adjusted EPS (2)	$0.27	$0.23	$0.04	17.4%	$0.48	$0.40	$0.08	20.0%
Adjusted EBITDA (2)	$210,088	$182,275	$27,813	15.3%	$370,871	$317,017	$53,854	17.0%
Adjusted EBITDA margin (2)	23.6%	22.2%		140 bps	22.6%	21.4%		120 bps
Free cash flow (2)	$136,419	$140,638	$(4,219)	(3.0)%	$256,681	$233,775	$22,906	9.8%
(1) Exclusive of depreciation and amortization
(2) Amounts are non-GAAP financial measures. See the appendix to this release for a discussion of non-GAAP financial metrics including a reconciliation of the most directly comparable GAAP measure.
About Rollins, Inc.:
Rollins, Inc. (ROL) is a premier global consumer and commercial services company. Through its family of leading brands, the Company and its franchises provide essential pest control services and protection against termite damage, rodents, and insects to more than 2.8 million customers in North America, South America, Europe, Asia, Africa, and Australia, with more than 20,000 employees from more than 800 locations. Rollins is parent to Orkin, HomeTeam Pest Defense, Clark Pest Control, Northwest Exterminating, McCall Service, Trutech, Critter Control, Western Pest Services, Waltham Services, OPC Pest Services, The Industrial Fumigant Company, PermaTreat, Crane Pest Control, Missquito, Fox Pest Control, Orkin Canada, Orkin Australia, Safeguard (UK), Aardwolf Pestkare (Singapore), and more. You can learn more about Rollins and its subsidiaries by visiting www.rollins.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release as well as other written or oral statements by the Company may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current opinions, expectations, intentions, beliefs, plans, objectives, assumptions and projections about future events and financial trends affecting the operating results and financial condition of our business. Although we believe that these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Generally, statements that do not relate to historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. The words “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding: expectations with respect to our financial and business performance; demand for our services; our pipeline of acquisitions; continuous improvement initiatives enhancing profitability; and a balanced capital allocation program.

These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements including, but not limited to, those set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and may also be described from time to time in our future reports filed with the SEC.

Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required by law.
Conference Call
Rollins will host a conference call on Thursday, July 25, 2024 at 8:30 a.m. Eastern Time to discuss the second quarter 2024 results. The conference call will also broadcast live over the internet via a link provided on the Rollins, Inc. website at www.rollins.com. Interested parties can also dial into the call at 1-877-869-3839 (domestic) or +1-201-689-8265 (internationally) with conference ID of 13747513. For interested individuals unable to join the call, a replay will be available on the website for 180 days.

ROLLINS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(in thousands)
(unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$106,697	$103,825
Trade receivables, net	205,183	178,214
Financed receivables, short-term, net	39,959	37,025
Materials and supplies	37,925	33,383
Other current assets	84,528	54,192
Total current assets	474,292	406,639
Equipment and property, net	129,115	126,661
Goodwill	1,116,215	1,070,310
Intangibles, net	545,979	545,734
Operating lease right-of-use assets	371,018	323,390
Financed receivables, long-term, net	85,498	75,909
Other assets	44,385	46,817
Total assets	$2,766,502	$2,595,460
LIABILITIES
Accounts payable	$54,075	$49,200
Accrued insurance – current	49,246	46,807
Accrued compensation and related liabilities	107,606	114,355
Unearned revenues	196,690	172,380
Operating lease liabilities – current	105,905	92,203
Other current liabilities	96,428	101,744
Total current liabilities	609,950	576,689
Accrued insurance, less current portion	57,602	48,060
Operating lease liabilities, less current portion	267,639	233,369
Long-term debt	502,043	490,776
Other long-term accrued liabilities	93,210	90,999
Total liabilities	1,530,444	1,439,893
STOCKHOLDERS’ EQUITY
Common stock	484,314	484,080
Retained earnings and other equity	751,744	671,487
Total stockholders’ equity	1,236,058	1,155,567
Total liabilities and stockholders’ equity	$2,766,502	$2,595,460

ROLLINS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
REVENUES
Customer services	$891,920	$820,750	$1,640,269	$1,478,765
COSTS AND EXPENSES
Cost of services provided (exclusive of depreciation and amortization below)	410,285	384,191	775,843	711,033
Sales, general and administrative	271,547	255,331	494,604	451,762
Depreciation and amortization	27,711	26,439	55,021	48,941
Total operating expenses	709,543	665,961	1,325,468	1,211,736
OPERATING INCOME	182,377	154,789	314,801	267,029
Interest expense, net	7,775	4,785	15,500	5,250
Other income, net	(412)	(1,019)	(351)	(5,733)
CONSOLIDATED INCOME BEFORE INCOME TAXES	175,014	151,023	299,652	267,512
PROVISION FOR INCOME TAXES	45,617	40,880	75,861	69,135
NET INCOME	$129,397	$110,143	$223,791	$198,377
NET INCOME PER SHARE - BASIC AND DILUTED	$0.27	$0.22	$0.46	$0.40
Weighted average shares outstanding - basic	484,244	492,700	484,187	492,593
Weighted average shares outstanding - diluted	484,419	492,891	484,356	492,764
DIVIDENDS PAID PER SHARE	$0.15	$0.13	$0.30	$0.26

ROLLINS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED CASH FLOW INFORMATION
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
OPERATING ACTIVITIES
Net income	$129,397	$110,143	$223,791	$198,377
Depreciation and amortization	27,711	26,439	55,021	48,941
Change in working capital and other operating activities	(11,993)	10,831	(6,264)	868
Net cash provided by operating activities	145,115	147,413	272,548	248,186
INVESTING ACTIVITIES
Acquisitions, net of cash acquired	(34,522)	(312,412)	(81,654)	(327,892)
Capital expenditures	(8,696)	(6,775)	(15,867)	(14,411)
Other investing activities, net	2,062	1,155	3,900	10,681
Net cash used in investing activities	(41,156)	(318,032)	(93,621)	(331,622)
FINANCING ACTIVITIES
Net (repayments) borrowings	(9,000)	275,000	11,000	285,000
Payment of dividends	(72,578)	(63,943)	(145,167)	(127,996)
Other financing activities, net	(28,054)	220	(39,719)	(16,809)
Net cash (used in) provided by financing activities	(109,632)	211,277	(173,886)	140,195
Effect of exchange rate changes on cash and cash equivalents	(601)	1,586	(2,169)	2,642
Net (decrease) increase in cash and cash equivalents	$(6,274)	$42,244	$2,872	$59,401

APPENDIX
Reconciliation of GAAP and non-GAAP Financial Measures
The Company has used the non-GAAP financial measures of organic revenues, organic revenues by type, adjusted operating income, adjusted operating margin, adjusted net income, adjusted earnings per share (“EPS”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margin, Adjusted EBITDA, adjusted EBITDA margin, incremental EBITDA margin, adjusted incremental EBITDA margin, free cash flow, free cash flow conversion, net debt, net leverage ratio, and adjusted sales, general and administrative expenses ("SG&A") in this earnings release. Organic revenue is calculated as revenue less the revenue from acquisitions completed within the prior 12 months and excluding the revenue from divested businesses. Acquisition revenue is based on the trailing 12-month revenue of our acquired entities. Adjusted operating income and adjusted operating income margin are calculated by adding back to the GAAP measures those expenses resulting from the amortization of certain intangible assets and adjustments to the fair value of contingent consideration resulting from the acquisition of Fox Pest Control (“Fox”). Adjusted net income and adjusted EPS are calculated by adding back to the GAAP measure amortization of certain intangible assets and adjustments to the fair value of contingent consideration resulting from the acquisition of Fox and excluding gains and losses on the sale of non-operational assets and by further subtracting the tax impact of those expenses, gains, or losses. Adjusted EBITDA and adjusted EBITDA margin are calculated by adding back to the GAAP measures those expenses resulting from the adjustments to the fair value of contingent consideration resulting from the acquisition of Fox and excluding gains and losses on the sale of non-operational assets. Incremental margin is calculated as the change in EBITDA divided by the change in revenue. Adjusted incremental margin is calculated as the change in adjusted EBITDA divided by the change in revenue. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities. Free cash flow conversion is calculated as free cash flow divided by net income. Net debt is calculated as total long-term debt less cash and cash equivalents. Net leverage ratio is calculated by dividing net debt by trailing twelve-month EBITDA. Adjusted SG&A is calculated by removing the adjustments to the fair value of contingent consideration resulting from the acquisition of Fox. These measures should not be considered in isolation or as a substitute for revenues, net income, earnings per share or other performance measures prepared in accordance with GAAP.
Management uses adjusted operating income, adjusted operating income margin, adjusted net income, adjusted EPS, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, incremental EBITDA margin, adjusted incremental EBITDA margin, and adjusted SG&A as measures of operating performance because these measures allow the Company to compare performance consistently over various periods. Management also uses organic revenues, and organic revenues by type to compare revenues over various periods excluding the impact of acquisitions and divestitures. Management uses free cash flow to demonstrate the Company’s ability to maintain its asset base and generate future cash flows from operations. Management uses free cash flow conversion to demonstrate how much net income is converted into cash. Management uses net debt as an assessment of overall liquidity, financial flexibility, and leverage. Net leverage ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. Management believes all of these non-GAAP financial measures are useful to provide investors with information about current trends in, and period-over-period comparisons of, the Company's results of operations. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP.
A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.
Set forth below is a reconciliation of the non-GAAP financial measures used in this earnings release with their most directly comparable GAAP measures.
(unaudited, in thousands, except per share data and margins)

	Three Months Ended June 30,				Six Months Ended June 30,
			Variance				Variance
	2024	2023	$	%	2024	2023	$	%
Reconciliation of Operating Income to Adjusted Operating Income and Adjusted Operating Income Margin

Operating income	$182,377	$154,789			$314,801	$267,029
Fox acquisition-related expenses (1)	4,219	5,261			9,484	5,261
Adjusted operating income	$186,596	$160,050	26,546	16.6	$324,285	$272,290	51,995	19.1
Revenues	$891,920	$820,750			$1,640,269	$1,478,765
Operating income margin	20.4%	18.9%			19.2%	18.1%
Adjusted operating margin	20.9%	19.5%			19.8%	18.4%

Reconciliation of Net Income to Adjusted Net Income and Adjusted EPS (5)

Net income	$129,397	$110,143			$223,791	$198,377
Fox acquisition-related expenses (1)	4,219	5,261			9,484	5,261
Gain on sale of assets, net (2)	(412)	(1,019)			(351)	(5,733)
Tax impact of adjustments (3)	(975)	(1,086)			(2,338)	121
Adjusted net income	$132,229	$113,299	18,930	16.7	$230,586	$198,026	32,560	16.4
EPS - basic and diluted	$0.27	$0.22			$0.46	$0.40
Fox acquisition-related expenses (1)	0.01	$0.01			0.02	0.01
Gain on sale of assets, net (2)	—	$—			—	(0.01)
Tax impact of adjustments (3)	—	$—			—	—
Adjusted EPS - basic and diluted (4)	$0.27	$0.23	0.04	17.4	$0.48	$0.40	0.08	20.0
Weighted average shares outstanding – basic	484,244	492,700			484,187	492,593
Weighted average shares outstanding – diluted	484,419	492,891			484,356	492,764

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, EBITDA Margin, Incremental EBITDA Margin, Adjusted EBITDA Margin, and Adjusted Incremental EBITDA Margin (5)

Net income	$129,397	$110,143			$223,791	$198,377
Depreciation and amortization	27,711	26,439			55,021	48,941
Interest expense, net	7,775	4,785			15,500	5,250
Provision for income taxes	45,617	40,880			75,861	69,135
EBITDA	$210,500	$182,247	28,253	15.5	$370,173	$321,703	48,470	15.1
Fox acquisition-related expenses (1)	—	1,047			1,049	1,047
Gain on sale of assets, net (2)	(412)	(1,019)			(351)	(5,733)
Adjusted EBITDA	$210,088	$182,275	27,813	15.3	$370,871	$317,017	53,854	17.0
Revenues	$891,920	$820,750	71,170		$1,640,269	$1,478,765	161,504
EBITDA margin	23.6%	22.2%			22.6%	21.8%
Incremental EBITDA margin			39.7%				30.0%
Adjusted EBITDA margin	23.6%	22.2%			22.6%	21.4%
Adjusted incremental EBITDA margin			39.1%				33.3%

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Free Cash Flow Conversion

Net cash provided by operating activities	$145,115	$147,413			$272,548	$248,186
Capital expenditures	(8,696)	(6,775)			(15,867)	(14,411)
Free cash flow	$136,419	$140,638	(4,219)	(3.0)	$256,681	$233,775	22,906	9.8
Free cash flow conversion	105.4%	127.7%			114.7%	117.8%
(1) Consists of expenses resulting from the amortization of certain intangible assets and adjustments to the fair value of contingent consideration resulting from the acquisition of Fox. While we exclude such expenses in this non-GAAP measure, the revenue from the acquired company is reflected in this non-GAAP measure and the acquired assets contribute to revenue generation.
(2) Consists of the gain or loss on the sale of non-operational assets.
(3) The tax effect of the adjustments is calculated using the applicable statutory tax rates for the respective periods.

(4) In some cases, the sum of the individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding.
(5) In the first quarter of 2024, we revised the non-GAAP metrics adjusted net income, adjusted EPS, and adjusted EBITDA to exclude gains and losses related to non-operational asset sales. These measures are of operating performance and we believe excluding the gains and losses on non-operational assets allows us to better compare our operating performance consistently over various periods. Refer to our first quarter 2024 press release for fully revised quarterly metrics.

	Three Months Ended June 30,				Six Months Ended June 30,
			Variance				Variance
	2024	2023 (6)	$	%	2024	2023 (6)	$	%
Reconciliation of Revenues to Organic Revenues

Revenues	$891,920	$820,750	71,170	8.7	$1,640,269	$1,478,765	161,504	10.9
Revenues from acquisitions	(14,153)	—	(14,153)	1.7	(60,140)	—	(60,140)	4.1
Revenues of divestitures	—	(5,924)	5,924	(0.7)	—	(10,677)	10,677	(0.8)
Organic revenues	$877,767	$814,826	62,941	7.7	$1,580,129	$1,468,088	112,041	7.6

Reconciliation of Residential Revenues to Organic Residential Revenues

Residential revenues	$408,414	$384,087	24,327	6.3	$737,752	$666,844	70,908	10.6
Residential revenues from acquisitions	(6,977)	—	(6,977)	1.8	(44,686)	—	(44,686)	6.7
Residential revenues of divestitures	—	(3,373)	3,373	(0.9)	—	(6,405)	6,405	(1.0)
Residential organic revenues	$401,437	$380,714	20,723	5.4	$693,066	$660,439	32,627	4.9

Reconciliation of Commercial Revenues to Organic Commercial Revenues

Commercial revenues	$287,770	$261,900	25,870	9.9	$545,884	$493,607	52,277	10.6
Commercial revenues from acquisitions	(6,066)	—	(6,066)	2.3	(11,022)	—	(11,022)	2.2
Commercial revenues of divestitures	—	(2,551)	2,551	(1.0)	—	(4,272)	4,272	(0.9)
Commercial organic revenues	$281,704	$259,349	22,355	8.6	$534,862	$489,335	45,527	9.3

Reconciliation of Termite and Ancillary Revenues to Organic Termite and Ancillary Revenues

Termite and ancillary revenues	$186,024	$166,398	19,626	11.8	$338,084	$302,529	35,555	11.8
Termite and ancillary revenues from acquisitions	(1,110)	—	(1,110)	0.7	(4,432)	—	(4,432)	1.5
Termite and ancillary organic revenues	$184,914	$166,398	18,516	11.1	$333,652	$302,529	31,123	10.3

	Three Months Ended June 30,				Six Months Ended June 30,
			Variance				Variance
	2023 (6)	2022 (6)	$	%	2023 (6)	2022 (6)	$	%
Reconciliation of Revenues to Organic Revenues

Revenues	$820,750	$714,049	106,701	14.9	$1,478,765	$1,304,729	174,036	13.3
Revenues from acquisitions	(51,147)	—	(51,147)	7.2	(64,302)	—	(64,302)	4.9
Organic revenues	$769,603	$714,049	55,554	7.7	$1,414,463	$1,304,729	109,734	8.4

Reconciliation of Residential Revenues to Organic Residential Revenues

Residential revenues	$384,087	$323,695	60,392	18.7	$666,844	$581,164	85,680	14.7
Residential revenues from acquisitions	(42,089)	—	(42,089)	13.0	(48,092)	—	(48,092)	8.3
Residential organic revenues	$341,998	$323,695	18,303	5.7	$618,752	$581,164	37,588	6.5

Reconciliation of Commercial Revenues to Organic Commercial Revenues

Commercial revenues	$261,900	$236,539	25,361	10.7	$493,607	$443,514	50,093	11.3
Commercial revenues from acquisitions	(3,038)	—	(3,038)	1.3	(7,232)	—	(7,232)	1.6
Commercial organic revenues	$258,862	$236,539	22,323	9.4	$486,375	$443,514	42,861	9.7

Reconciliation of Termite and Ancillary Revenues to Organic Termite and Ancillary Revenues

Termite and ancillary revenues	$166,398	$146,361	20,037	13.7	$302,529	$265,730	36,799	13.8
Termite and ancillary revenues from acquisitions	(6,020)	—	(6,020)	4.1	(8,978)	—	(8,978)	3.4
Termite and ancillary organic revenues	$160,378	$146,361	14,017	9.6	$293,551	$265,730	27,821	10.4
(6) Revenues classified by significant product and service offerings for the three and six months ended June 30, 2023 and 2022 were misstated by an immaterial amount and have been restated from the amounts previously reported to correct the classification of such revenues. There was no impact on our condensed consolidated statements of income, financial position, or cash flows.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of SG&A to Adjusted SG&A

SG&A	$271,547	$255,331	$494,604	$451,762
Fox acquisition-related expenses (1)	—	1,047	1,049	1,047
Adjusted SG&A	$271,547	$254,284	$493,555	$450,715

Revenues	$891,920	$820,750	$1,640,269	$1,478,765
Adjusted SG&A as a % of revenues	30.4%	31.0%	30.1%	30.5%

	Period Ended June 30, 2024	Period Ended December 31, 2023
Reconciliation of Long-term Debt to Net Debt and Net Leverage Ratio

Long-term debt (7)	$504,000	$493,000
Less: cash	106,697	103,825
Net debt	$397,303	$389,175
Trailing twelve-month EBITDA	$753,534	$705,064
Net leverage ratio	0.5x	0.6x

(7) As of June 30, 2024, the Company had outstanding borrowings of $504.0 million under the Credit Facility. Borrowings under the Credit Facility are presented under the long-term debt caption of our condensed consolidated balance sheet, net of $2.0 million in unamortized debt issuance costs as of June 30, 2024.